SUPPLEMENT TO THE PROSPECTUS
OF
Wells Fargo International Government Bond Fund
(the “Fund”)

Effective immediately, the last two sentences of the second paragraph of the Fund’s principal investment strategy are deleted and replaced with the following:

As of May 31, 2019, the securities in the Index had a weighted average effective duration of 7.88 years and a weighted average life of 10.07 years.

August 29, 2019	II089/P1300SP